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                                                                     EXHIBIT 21




                     SIGNIFICANT SUBSIDIARIES OF REGISTRANT

HOMETOWN ONLINE, INC. (DBA WARWICK ONLINE) INCORPORATED IN THE STATE OF NEW YORK IN 1995.


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